SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

       Date of Report (Date of earliest event reported): February 5, 2007

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-A
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-B
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-C
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-D
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
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             (Exact name of Registrant as specified in its Articles)

                        II-A: 0-16388           II-A: 73-1295505
                        II-B: 0-16405           II-B: 73-1303341
                        II-C: 0-16981           II-C: 73-1308986
                        II-D: 0-16980           II-D: 73-1329761
                        II-E: 0-17320           II-E: 73-1324751
                        II-F: 0-17799           II-F: 73-1330632
                        II-G: 0-17802           II-G: 73-1336572
   Oklahoma             II-H: 0-18305           II-H: 73-1342476
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(State or other        (Commission              (I.R.S. Employer
jurisdiction of          File No.)               Identification)
incorporation or
organization)

                  Two West Second Street, Tulsa, Oklahoma 74103
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [  ] Written  communications  pursuant to Rule 425 under the Securities
           Act (17 CFR 230.425)
      [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)
      [  ] Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8:   OTHER EVENTS

      Termination of Partnerships. The General Partner has notified the limited partners of Geodyne Energy Income Limited Partnership II-A, Geodyne Energy Income Limited Partnership II-B, Geodyne Energy Income Limited Partnership II-C, Geodyne Energy Income Limited Partnership II-D, Geodyne Energy Income Limited Partnership II-E, Geodyne Energy Income Limited Partnership II-F, Geodyne Energy Income Limited Partnership II-G, and Geodyne Energy Income Limited Partnership II-H, (collectively, the "Partnerships") that, pursuant to the terms of the limited partnership agreements for the Partnerships, the Partnerships will terminate on December 31, 2007. Attached is a copy of the letter sent to the limited partners on or about February 5, 2007 setting forth the notice of termination and related matters.

ITEM 9:   EXHIBITS

20.1 Letter sent to the limited partners of Geodyne Energy Income Limited Partnership II-A on or about February 5, 2007.

20.2 Letter sent to the limited partners of Geodyne Energy Income Limited Partnership II-B on or about February 5, 2007.

20.3 Letter sent to the limited partners of Geodyne Energy Income Limited Partnership II-C on or about February 5, 2007.

20.4 Letter sent to the limited partners of Geodyne Energy Income Limited Partnership II-D on or about February 5, 2007.

20.5 Letter sent to the limited partners of Geodyne Energy Income Limited Partnership II-E on or about February 5, 2007.

20.6 Letter sent to the limited partners of Geodyne Energy Income Limited Partnership II-F on or about February 5, 2007.

20.7 Letter sent to the limited partners of Geodyne Energy Income Limited Partnership II-G on or about February 5, 2007.

20.8 Letter sent to the limited partners of Geodyne Energy Income Limited Partnership II-H on or about February 5, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Geodyne Energy Income Limited Partnership II-A Geodyne Energy Income Limited Partnership II-B Geodyne Energy Income Limited Partnership II-C Geodyne Energy Income Limited Partnership II-D Geodyne Energy Income Limited Partnership II-E Geodyne Energy Income Limited Partnership II-F Geodyne Energy Income Limited Partnership II-G Geodyne Energy Income Limited Partnership II-H

                        By:  GEODYNE RESOURCES, INC.
                             General Partner

                              //s// Dennis R. Neill
                             -----------------------------
                             Dennis R. Neill
                             President

DATE: February 7, 2007